UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: January 6, 2010

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on January 6, 2010 as Exhibit 99.1, which is included herein.  This press release was issued to report December traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  January 6, 2010

EXHIBIT INDEX

Exhibit  Description

99.1         Press Release

CONTACT:           Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wednesday, Jan. 6, 2010

AMERICAN AIRLINES REPORTS DECEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported a December load factor of 80.6 percent, an increase of 1.4 points versus the same period last year. Traffic decreased 1.6 percent and capacity decreased 3.3 percent year over year.
Domestic traffic decreased 2.1 percent year over year on 1.8 percent less capacity. International traffic decreased by 0.7 percent relative to last year on a capacity decrease of 5.6 percent.
American boarded 7.1 million passengers in December.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	December
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,155,821	10,316,401	-1.6%
D.O.T. DOMESTIC	6,281,821	6,413,912	-2.1
INTERNATIONAL	3,874,000	3,902,489	-0.7
ATLANTIC	1,412,622	1,471,923	-4.0
LATIN AMERICA	2,005,699	1,977,425	1.4
PACIFIC	455,679	453,142	0.6
AVAILABLE SEAT MILES (000)
SYSTEM	12,600,618	13,026,030	-3.3%
D.O.T. DOMESTIC	7,780,676	7,922,158	-1.8
INTERNATIONAL	4,819,942	5,103,872	-5.6
ATLANTIC	1,698,271	1,874,362	-9.4
LATIN AMERICA	2,557,334	2,665,581	-4.1
PACIFIC	564,337	563,929	0.1
LOAD FACTOR
SYSTEM	80.6%	79.2%	1.4	Pts
D.O.T. DOMESTIC	80.7	81.0	-0.2
INTERNATIONAL	80.4	76.5	3.9
ATLANTIC	83.2	78.5	4.7
LATIN AMERICA	78.4	74.2	4.2
PACIFIC	80.7	80.4	0.4
PASSENGERS BOARDED	7,075,158	7,278,277	-2.8%

SYSTEM CARGO TON MILES (000)	151,736	134,818	12.5%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD December
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	122,376,766	131,726,036	-7.1%
D.O.T. DOMESTIC	76,723,454	83,285,905	-7.9
INTERNATIONAL	45,653,312	48,440,132	-5.8
ATLANTIC	18,570,622	19,343,517	-4.0
LATIN AMERICA	21,745,091	23,585,038	-7.8
PACIFIC	5,337,599	5,511,577	-3.2
AVAILABLE SEAT MILES (000)
SYSTEM	151,710,482	163,486,604	-7.2%
D.O.T. DOMESTIC	92,925,210	101,814,268	-8.7
INTERNATIONAL	58,785,272	61,672,336	-4.7
ATLANTIC	23,675,696	24,599,328	-3.8
LATIN AMERICA	28,364,151	30,337,013	-6.5
PACIFIC	6,745,425	6,735,994	0.1
LOAD FACTOR
SYSTEM	80.7%	80.6%	0.1	Pts
D.O.T. DOMESTIC	82.6	81.8	0.8
INTERNATIONAL	77.7	78.5	-0.9
ATLANTIC	78.4	78.6	-0.2
LATIN AMERICA	76.7	77.7	-1.1
PACIFIC	79.1	81.8	-2.7
PASSENGERS BOARDED	85,718,716	92,772,044	-7.6%

SYSTEM CARGO TON MILES (000)	1,656,128	2,005,375	-17.4%

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